                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 23, 2005
                                                         ---------------

                              --------------------

                            RELATIONSERVE MEDIA, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

            Nevada                     333-119632                43-2053462
            ------                     ----------                ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

     6700 North Andrews Avenue, Fort Lauderdale, Florida                33309
     ---------------------------------------------------------------------------
     (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (954) 202-6000
                                                           --------------

                                       N/A
              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 23, 2005,  RelationServe  Media,  Inc. (the "Company")  announced that it had entered into  Amendment No. 1 to the Asset  Purchase  Agreement (the
"Agreement") with theglobe.com,  inc. ("Globe") and its wholly-owned  subsidiary
SendTec,  Inc.  ("SendTec"),  dated  August 10,  2005,  for the  purchase by the
Company of all of the business and substantially all of the assets of SendTec.

     A copy of the Agreement is furnished as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits

          Exhibit Number      Description
          --------------      -----------

          10.1                Amendment No. 1 to Asset Purchase Agreement by and
                              between  RelationServe  Media Inc.,  theglobe.com,
                              inc., and SendTec, Inc.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Company  has  duly  caused  this  report  to be  signed  on  its  behalf  by the undersigned hereunto duly authorized.

                                       RELATIONSERVE MEDIA, INC.

Date: August 23, 2005
                                       By:    /s/ Mandee Heller Adler
                                              ----------------------------------
                                       Name:  Mandee Heller Adler
                                       Title: Chief Executive Officer